LONG-TERM INVESTMENTS, NET - Long term investments (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
LONG-TERM INVESTMENTS, NET
Equity investments without readily determinable fair values	¥ 17,137	$ 2,689	¥ 17,137
Equity method investments	79,506	12,476	116,667
Available-for-sale debt investments	1,600	251	1,713
Long term investments	¥ 98,243	$ 15,416	¥ 135,517